                                  OGDEN, UTAH









                LEASEHOLD IMPROVEMENT AGREEMENT

                             AMONG

              MEDITRUST ACQUISITION CORPORATION I

                              AND

                  EMERITUS PROPERTIES I, INC.

       LEASEHOLD IMPROVEMENT AGREEMENT

    THIS LEASEHOLD IMPROVEMENT AGREEMENT is
made as of April 30, 1997 by and among
EMERITUS PROPERTIES I, INC., a Washington corporation (the "Lessee"), and MEDITRUST
ACQUISITION CORPORATION I, a Massachusetts corporation (the "Lessor").

1.  BACKGROUND

    1.1 LESSEE.

    Lessee is a corporation which is a
wholly-owned Subsidiary of the Guarantor (as hereinafter defined). The Guarantor is a corporation the stock of which is publicly traded on the American Stock Exchange.

    1.2 THE LAND AND EXISTING IMPROVEMENTS.

    Lessor is the owner of a certain parcel
of land located in Ogden, Weber County, Utah and more particularly described on EXHIBIT A
(the "Land").

    1.3 THE FACILITY LEASE.

    Lessor and Lessee have entered into that certain Facility Lease Agreement of even date herewith, relating to the Land (the "Facility
Lease"), a Memorandum of which is to be
recorded with the Weber County, Utah real estate records.

    1.4 PROJECT.

    Lessee proposes to construct an 82 unit
164 bed assisted living facility and other improvements, including, without limitation, accessory parking and landscaping on the Land
(collectively, the "Improvements"). The Land and the Improvements are collectively referred to herein as the "Project".

    1.5 LESSOR'S AGREEMENT TO FUND THE
PROJECT AND LESSEE'S AGREEMENT TO SUPERVISE
THE PROJECT.

    Lessee and Lessor have agreed that the
Project will be a benefit to the premises demised under the Facility Lease and to Lessee's and Lessor's respective interests therein. Lessor and Lessee have further agreed that, pursuant to, and in accordance with, the terms and conditions of this Agreement, Lessor shall fund an amount not to exceed Six Million Three Hundred Two Thousand
Eight Hundred Seventy-Four Dollars
($6,302,874) of the cost of the Project (the
"Project Funds").  Lessee has agreed to
supervise and manage the construction of the Project and Lessor has agreed to advance the Project Funds to pay for the cost of the construction of the Project; all pursuant to the terms and conditions of this Agreement.

    1.6 PLANS; THE ARCHITECT AND ARCHITECT'S
CONTRACT.

    The Improvements are to be constructed
and equipped in accordance with the plans and specifications to be delivered as provided herein (collectively, the "Project Plans"), prepared by Architects' Reed Reinvald Johnson
Willows, PLLC (the "Architect") pursuant to the contract dated January 13, 1997 by and between Lessee and the Architect (the
"Architect's Contract").

    1.7 CONSTRUCTION CONTRACTS.

    All of the Improvements are to be
constructed pursuant to a guaranteed maximum contract (the "Construction Contract") to be delivered as provided herein by and between Lessee and Rushforth Construction, dated
April 22, 1997 (the "General Contractor").

    1.8 SCHEDULE OF WORK AND COMPLETION
DATE; SCHEDULE OF DRAWS.

    The work necessary to complete and fully equip the Project is to be (a) undertaken and completed in accordance with the schedule of work and schedule of values ("Schedules") to be delivered as provided herein; and (b) substantially completed by the first anniversary of the date hereof (the
"Completion Date") in accordance with the terms hereof.

    1.9 PROJECT BUDGET.

    Lessee has submitted, or shall submit in accordance with the terms hereof prior to the making of the first advance which includes amounts to be expended on the construction or equipping of the Improvements), to Lessor a line item budget (the "Project Budget"), for the design and construction of the Project, including (a) a breakdown of construction costs (itemized as to trade category, subdivision of the work to be performed and the names of each contractor), (b) a breakdown of all soft costs in connection with the construction of the Project, including, without limitation, costs for such items as real estate taxes, legal and accounting fees, survey costs, permits and inspection fees, insurance premiums, architect's and engineer's fees, marketing, management, leasing and advertising expenses, and all amounts due in connection with the Advance of Project Funds pursuant to this Agreement, (c) a projected draw schedule and
(d) a projected progress schedule for the construction of the Project.

    1.10USE OF PROJECT FUNDS.

    The Project Funds are to be used, to the extent sufficient therefor, solely for the payment of Project costs set forth in the Project Budget.

    1.11PROJECT FUNDS.

    Subject to all of the terms, conditions
and provisions of this Agreement, and of the agreements and instruments referred to herein, Lessor agrees to advance the Project
Funds and Lessee agrees to supervise and manage the construction of the Project and to pay the Rent (as hereinafter defined) due under the Facility Lease (as the same may from time to time be adjusted pursuant to the terms and conditions set forth therein); it being understood that Lessee shall be liable for the payment of Rent regarding such sums as shall have been advanced from time to time under this Agreement to Lessee.

    1.12GUARANTIES AND INDEMNITIES.

    As an inducement to Lessor to enter into this Agreement, advance the Project Funds and enter into the Facility Lease, the Guarantor has agreed to furnish certain guaranties as hereinafter described.

2.  DEFINITIONS

    In this Agreement, except as otherwise
expressly provided in the text of this
Agreement or unless the context otherwise requires, all capitalized terms shall have the meaning ascribed to them in EXHIBIT E.

3.  INTENTIONALLY OMITTED.

4.  LEASE DOCUMENTS; COLLATERAL SECURITY

    4.1 LEASE DOCUMENTS.

    The Project Funds shall be advanced,
evidenced, administered and governed by all of the terms, conditions and provisions of each of the following:

    A.  a Fourth Amended and Restated
         Agreement Regarding Related
         Transactions (Development) dated
         August 1, 1996 by and among Lessee,
         Lessor and ESC G.P. I, Inc., as the
         same may be amended from time to
         time;

    B.  this Agreement;

    C.  the Facility Lease;

    D.  a Collateral Assignment of Permits,
         Approvals, Licenses, and Contracts
         of even date granted by Lessee to
         Lessor (the "Permits Assignment");

    E.  a Security Agreement of even date
         by and between Lessee and Lessor
         (the "Security Agreement") and
         related UCC Financing Statements;

    F.  a Completion Guaranty of even date
         executed by the Guarantor for the
         benefit of Lessor guarantying the
         completion of the Project and the
         satisfaction of the other
         Guarantied Obligations (the
         "Completion Guaranty");

    G.  a Guaranty of Lease Obligations of
         even date executed by the Guarantor
         for the benefit of Lessor
         guarantying the payment and
         performance of the Lease
         Obligations (the "Guaranty of Lease
         Obligations");

    H.  an Environmental Indemnity
         Agreement of even date by and among
         Lessee, the Guarantor and Lessor
         (the "Environmental Indemnity
         Agreement");

    I.  a Deposit Pledge Agreement of even
         date by and between Lessee and
         Lessor (the "Deposit Pledge
         Agreement");

    J.  a Group Two Negative Pledge
         Agreement (Development) dated April
         15, 1996 by and among Lessee,
         Lessor and Guarantor (the "Negative
         Pledge Agreement");

    K.  an Assignment of Construction
         Contract granted by Lessee to
         Lessor and containing the consent
         of the General Contractor (the
         "Construction Assignment");

    L.  an Assignment of Architect's
         Contract of even date granted by
         Lessee to Lessor and containing the
         consent of the Architect (the
         "Architect's Assignment");

    M.  an Affiliated Party Subordination
         Agreement of even date by and among
         Lessee, the Guarantor, various
         Affiliates of Lessee and Lessor
         (the "Affiliated Party
         Subordination Agreement"); and

    N.  all other documents, instruments,
         or agreements now or hereafter
         evidencing or securing the
         obligations under this Agreement
         and the Facility Lease.

Items (A) through (N) above, as the same from time to time may be hereinafter amended, modified or supplemented, are referred to herein as the "Lease Documents".

    4.2 LEASE OBLIGATIONS.

    Lessee agrees to pay and perform all
indebtedness, covenants, liabilities,
obligations, agreements and undertakings
(other than Lessor's obligations) under this Agreement and all of the other Lease
Documents (collectively, the "Lease
Obligations").

    4.3 COLLATERAL SECURITY.

    The Lease Obligations shall be secured
by the following:

    A.  a perfected first priority security
         interest in all Permits and
         Contracts pursuant to the Permits
         Assignment;

    B.  a security interest in Tangible
         Personal Property, and certain
         other Collateral and a security
         interest in Receivables, all
         pursuant to the Security Agreement;

    C.  the Completion Guaranty;

    D.  the Guaranty of Lease Obligations;

    E.  the Environmental Indemnity;

    F.  a perfected first priority interest
         in the Cash Collateral pursuant to
         the Deposit Pledge Agreement;

    G.  all other security interests in
         such other property for which
         provision is made in the Lease
         Documents or at law or in equity;
         and

    H.  certain other Related Party
         Agreements.

All of the property in which security
interests are granted as described in items
(A) through (H) above are referred to herein as the "Collateral".

5.  REPRESENTATIONS AND WARRANTIES

    In order to induce Lessor to advance the Project Funds pursuant to the terms and conditions of this Agreement, Lessee represents and warrants to Lessor that:

    5.1 ARCHITECT'S CONTRACT AND
CONSTRUCTION CONTRACT.

    The Architect's Contract and the
Construction Contract have been validly
executed by, and are binding upon Lessee and are in full force and effect in accordance with the terms thereof as of the date hereof.
All of the parties to the Architect's
Contract Construction Contract have
faithfully performed all of their respective obligations thereunder to the extent accrued as of the date hereof, and none of the parties to the foregoing instruments has asserted any claim of default thereunder and Lessee has no reason to believe that such agreements have not been validly executed by and binding upon the other parties thereto;

    5.2 PROJECT PLANS.

    The two (2) copies of the Project Plans
delivered to Lessor by Lessee (a) are true and correct and satisfactory to Lessee and
(b) have been filed with and approved by all appropriate Governmental Authorities. All necessary Permits relating to the Project
Plans to be issued or granted by any
applicable Governmental Authority having or claiming jurisdiction over the Leased
Property which can be obtained in the
ordinary course as of the date hereof have been obtained and all such Permits are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been fully resolved in favor of Lessee, and do not contain any conditions or terms relating to the Leased
Property which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Project
(in accordance with the Project Plans and the terms and provisions of this Agreement).
Furthermore, the Project Plans are the plans and specifications which have been approved in writing by Lessor, any construction heretofore performed on the Project has been performed in accordance with the Project
Plans and all future construction on the Project shall be performed in accordance with the Project Plans, as the same may be amended or modified from time in accordance with
Section 6.3.2 hereof, and the terms and conditions of this Agreement. There are no structural defects in the Project of which Lessee has been advised or of which Lessee has notice or knowledge except as otherwise described in writing to Lessor or actually known by Lessor. Lessee has not received any notice claiming that, and Lessee has no knowledge that, the Project Plans violate any Legal Requirement;

    5.3 PRIOR CONSTRUCTION WORK.

    No Person has performed any construction work or furnished any services in connection with any construction carried on or to be carried on at the Leased Property who or which remains unpaid at the time of execution of this Agreement, except as indicated in the requisition submitted simultaneously herewith or otherwise expressly approved by Lessor and, if applicable, the Other Permitted Uses;

    5.4 SUITABILITY OF PROJECT PLANS.

    The Project Plans provide for the
construction and renovation of all buildings and related improvements necessary, both legally and practically, for the construction of the Project in accordance with the terms of this Agreement and, after the completion of the construction thereof, for the operation of the Project for its Primary
Intended Use;

    5.5 COMPLIANCE WITH LEGAL REQUIREMENTS
AND APPLICABLE AGREEMENTS.

    Upon the completion of construction of
the Project, which shall be constructed in accordance with the Project Plans and the terms and provisions of this Agreement, the Project shall be in compliance with (a) all Legal Requirements; (b) all Permits and
Contracts and (c) all applicable by-laws, codes, rules, regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar bodies.

    5.6 PERMITS AND CONTRACTS.

    All Permits and Contracts required by or entered into with any Governmental Authority or quasi-governmental authority or agency for, or in connection with, the construction of the Project which can be obtained in the ordinary course as of the date hereof have been obtained or executed, as the case may be. All such Permits and Contracts are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been conclusively resolved in favor of any member of the Leasing Group, and do not contain any conditions or terms which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Project (if constructed in accordance with the Project Plans and the terms and provisions of this Agreement).
There is no action pending, or, to the best knowledge and belief of Lessee, recommended by the applicable Governmental Authority having jurisdiction thereof, either to revoke, repeal, cancel, modify, withdraw or suspend any such Permit or Contract relating to the construction of the Project, or any other action of any other type which would have a material adverse effect on the Project. All other Permits and Contracts required for the completion of the construction of the Project and the operation of the Facility are described on SCHEDULE 5.6 annexed hereto and Lessee has no reason to believe such Permits and Contracts shall not be obtainable as and when needed.

    5.7 FIRST ADVANCE.

    As of the date of the first advance of
Project Funds to Lessee pursuant to this Agreement, the amount of the money expended by Lessee on account of the construction of the Project in accordance with the Project
Plans and the items listed on Project Budget will not be less than the amount of such first advance.

    5.8 VALID AND BINDING.

    Lessee is duly authorized to make and
enter into all of the Lease Documents to which Lessee is a party and to carry out the transactions contemplated therein. All of the Lease Documents to which Lessee is a party have been duly executed and delivered by Lessee, and each is a legal, valid and binding obligation of Lessee, enforceable in accordance with its terms.

    5.9 NO VIOLATION.

    The execution, delivery and performance
of the Lease Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, would result in default or acceleration of any obligation of any member of the Leasing Group under any of the Permits or Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which any member of the Leasing
Group is a party or by which any member of the Leasing Group may be bound or affected and do not violate or contravene any Legal
Requirement.

    5.10CONSENTS AND APPROVALS.

    Except as already obtained or filed or
as reasonably expected to be obtained in the ordinary course of business prior to or upon the Completion of the Project, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution, delivery and performance of its obligations under the Lease Documents, the Construction
Contract or the Architect's Agreement by any member of the Leasing Group or as a condition to the validity (assuming the due authorization, execution and delivery by
Lessor of the Lease Documents to which it is a party) and the priority of any Liens granted to Lessor under the Lease Documents, except the filing of the Financing
Statements.

    5.11PENDING ACTIONS, NOTICES AND
REPORTS.

    (a) There is no action or investigation
pending or, to the best knowledge and belief of Lessee, threatened, anticipated or contemplated (nor, to the knowledge of Lessee, is there any reasonable basis therefor) against or affecting the Leased
Property or any member of the Leasing Group
(or any Affiliate thereof) before any
Governmental Authority, which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of any of the Lease
Documents or any action taken or to be taken in connection with the transactions contemplated thereunder or which in any single case or in the aggregate might result in any material adverse change in the business, prospects, condition, affairs or operations of any member of the Leasing Group or the Leased Property (including, without limitation, any action to revoke, withdraw or suspend any Permit necessary or desirable for the construction of the Project for its Primary Intended Use.

    (b) No member of the Leasing Group has
received any notice of any claim, requirement or demand of any Governmental Authority, to take action so as to make the Project or the Leased Property conform to or comply with any applicable Legal Requirement.

6.  COVENANTS

    6.1 COLLECTION AND ENFORCEMENT COSTS.

    Upon demand, Lessee shall reimburse
Lessor for all costs and expenses, including, without limitation, attorneys' fees and expenses and court costs, paid or reasonably incurred by Lessor in connection with the collection of any sum due hereunder, or in connection with the enforcement of any of Lessor's rights or any member of the Leasing
Group's obligations under this Agreement or any of the other Lease Documents. Any amount due and payable to Lessor pursuant to the provisions of this Section shall be a demand obligation and, to the extent permitted by law, shall be added to the Lease Obligations and shall be secured by the Liens created by the Lease Documents as fully and effectively and with the same priority as every other obligation of Lessee secured thereby and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue
Rate until the date of payment.  The
obligation of Lessee to pay all costs,
charges and sums due hereunder or under any of the other Lease Documents shall continue in full force and effect and in no way shall be impaired, until the actual payment thereof to Lessor. In the event of (a) a sale, conveyance, transfer or other disposition of the Leased Property, (b) any further agreement given to secure the payment of the obligations set forth herein or (c) any agreement or stipulation extending the time or modifying the terms of payment set forth herein, Lessee shall nevertheless remain obligated to pay the indebtedness evidenced by this Agreement, as extended or modified by any such agreement or stipulation, unless
Lessee is released and discharged from such obligation by a written agreement executed by Lessor.

    6.2 CONTINUING EFFECT OF REPRESENTATIONS
AND WARRANTIES.

    All representations and warranties
contained in this Leasehold Improvement
Agreement shall constitute continuing
representations and warranties which shall remain true, correct and complete throughout the Term.

    6.3 CONSTRUCTION COVENANTS.

         6.3.1COMMENCEMENT OF CONSTRUCTION.

         If construction of the Project has
    not already begun, Lessee shall commence construction of the Project within thirty (30) days from the later of the date hereof or of issuance of a building permit for the Project. Lessee shall diligently and continuously cause the
    Project to be constructed and completed
    and made ready for occupancy and use in
    accordance with the Project Plans all in a manner satisfactory to Lessor on or before the Completion Date.
    Notwithstanding anything to the contrary contained herein, Lessee shall be and shall remain unconditionally liable to
    Lessor for (a) the complete construction of the Project in accordance with the Project Plans on or before the Completion Date and whether or not proceeds of the Project Funds remaining to be disbursed hereunder, if any, are sufficient to cover all costs of construction and (b) the complete performance of all other obligations, covenants, agreements and liabilities of
    Lessee hereunder.

         6.3.2QUALITY OF MATERIALS AND
WORKMANSHIP.

         The materials used in the Project
    shall be of the quality called for by
    the Project Plans, and the workmanship
    shall be in conformity with the

    Construction Contract and this
    Agreement, and both the quality of such
    materials and such workmanship shall be
    satisfactory to Lessor.  Lessee shall
    not make any changes in, and shall not
    permit the General Contractor or the
    Architect to make any changes in, the
    quality of such materials, the Project
    Plans or the Project Budget, whether by
    change order or otherwise, without the
    prior written consent of Lessor, in each instance (which consent may be withheld in Lessor's reasonable discretion);
    provided, however, that such consent
    shall not be required for any individual change which has been approved by the Architect, which does not materially affect the structure or exterior of the Project, and the cost of which does not exceed TEN THOUSAND DOLLARS ($10,000) or which changes, in the aggregate, do not exceed ONE HUNDRED THOUSAND DOLLARS
    ($100,000) in cost. Notwithstanding the foregoing, prior to making any change in Project Plans, copies of all change orders shall be submitted by Lessee to Lessor and Lessee shall also deliver to Lessor evidence satisfactory to Lessor, in its reasonable discretion, that all necessary Permits and/or Contracts required by any Governmental Authority in connection therewith have been obtained or entered into, as the case may be.

         6.3.3PROJECT BUDGET.

         Upon the request of Lessor, Lessee
    shall furnish Lessor with revisions for
    the Project Budget to reflect (a) any
    changes approved by Lessor to the
    Project Budget, (b) the total cost of
    the construction of the Project
    completed through any specific date and
    (c) the remaining cost to complete the
    construction of the Project in
    accordance with the Project Plans and
    the terms and provisions of this
    Agreement.

         6.3.4ARCHITECT CERTIFICATES.

         Lessee agrees to cause the
    Architect to furnish such statements as
    to progress and certificates of
    completion as Lessor may reasonably
    require from time to time during such
    period as this Agreement may be in
    effect, all without expense to Lessor;
    provided, however, that to the extent
    the delivery of such certificates will
    require a visit to the Project, Lessee
    shall have no obligation to deliver the
    same more frequently than with every
    other advance request hereunder. Lessee agrees to cause the Architect to make the Project Plans available to Lessor without expense to Lessor, and to agree that, in the event that Lessor shall take over the Project by reason of an occurrence of a Lease Default, Lessor shall be entitled to use said Project
    Plans without any additional
    compensation to the Architect above what is required (and was not previously paid) under the Architect's Contract.

         6.3.5INTENTIONALLY DELETED.

         6.3.6LESSOR'S CONSULTANT.

         Lessee agrees to pay the costs and
    expenses reasonably incurred by Lessor
    to retain the Consultants to perform
    various services to Lessor in connection with the construction of the Project and the advances of Project Funds contemplated hereunder, including, without limitation, the following:

         A.   to review and analyze the
               Project Plans and advise
               Lessor whether the same are
               satisfactory for the intended
               purposes thereof;

         B.   to make periodic inspections
               of the Leased Property for the
               purpose of assuring that
               construction performed in
               connection with the Project
               prior to the date of such
               inspection has been completed
               in accordance with the Project
               Plans and this Agreement;

         C.   to review Lessee's then
               current requisition to
               determine whether it is
               consistent with the
              obligations of Lessee under
               this Agreement, and to advise
               Lessor of the anticipated
               costs of, and the time for,
               the completion of the Project
               in accordance with the Project
               Plans, and the adequacy of
               reserves and contingencies
               related thereto;

         D.   to review and analyze any
               proposed changes to the
               Project Plans and advise
               Lessor regarding the same;

         E.   to review and analyze the
               Project Budget and advise
               Lessor as to the sufficiency
               thereof; and

         F.   to review and analyze the
               Architect's Contract and the
               Construction Contract entered
               into by Lessee in connection
               with the construction of the
               Project and advise Lessor
               regarding the same.

         Except as otherwise expressly
    provided herein, Lessee agrees promptly
    to make such changes or corrections in
    the construction of the Project as may
    be required by Lessor, based on the
    recommendation of any of the
    Consultants, unless Lessee demonstrates
    to Lessor's satisfaction that such
    corrective work is inconsistent with the Project Plans.

         6.3.7TITLE TO MATERIALS AND
SECURITY INTEREST GRANTED TO LESSOR.

         Except as otherwise expressly
    provided herein, Lessee shall not suffer the use in connection with any construction relating to the Project of any materials, fixtures or equipment intended to become part of the Project which are purchased upon lease or conditional bill of sale or to which Lessee does not have absolute and unencumbered title. Lessee covenants to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or purchased in connection with any such construction and, in recognition of the fact that it is intended that the Project Funds be used to pay for the costs of the construction of the Project on behalf of the Lessor, Lessee agrees that title to all materials, fixtures and equipment that are incorporated into the Project shall automatically pass to Lessor upon such incorporation without the need for the execution or delivery of any further instrument of conveyance.

         Notwithstanding the foregoing, in
    order to more fully secure Lessor with
    reference to all advances of Project
    Funds made hereunder, Lessee hereby
    conveys to Lessor a security interest in all of Lessee's right, title and interest in materials on the Leased
    Property which are not at any relevant
    time incorporated into the Project and
    materials, wherever located, intended
    for incorporation into the Project.
    Lessee agrees:

         A.   that Lessor shall have all the
               rights, with reference to such
               security, as a secured party
               is entitled to hold with
               reference to any security
               interest under the UCC;

         B.   that such security interest
               shall cover cash and non-cash
               proceeds of such materials;

         C.   that such materials will not
               be held for sale to others or
               disposed of by Lessee without
               the prior written consent of
               Lessor and, if at any time
               located on the Leased Property
               shall be suitably stored,
               secured and insured and
               furthermore, shall not be
               removed from the Leased
               Property; and

         D.   that such security interest
               shall be prior to the rights
               of any other Person other than
               the Permitted Prior Security
               Interests.

         The undertakings of Lessee in this
    Section shall also be applicable to any
    personal property that is owned by
    Lessee and that is used (or to be used)
    in connection with the Project, whether
    or not the purchase thereof was financed by advances of Project Funds made by Lessor.

         Lessee agrees to execute such
    instruments as Lessor may from time to
    time request to perfect the security
    interest of Lessor in any and all rights under this Agreement and the other Lease
    Documents, and any and all property of
    Lessee which, under applicable
    provisions of this Agreement and/or any
    of the other Lease Documents, may or
    shall stand as security for advances of
    Project Funds under this Agreement and
    for the complete performance of the
    Lease Obligations.

         6.3.8COMPLIANCE WITH LEGAL
REQUIREMENTS AND APPLICABLE AGREEMENTS.

         Lessee, the Project Plans and the
    Leased Property and all uses thereof
    (including, without limitation, the
    construction of the Project) shall
    comply with (a) all Legal Requirements,
    (b) all Permits and Contracts, (c) all
    applicable by-laws, codes, rules,
    regulations and restrictions of the
    Board of Fire Underwriters or other
    insurance underwriters or similar body
    and (d) the Lease Documents, except to
    the extent any of the matters
    represented in clause (a) or (c) are
    being duly contested in accordance with
    the terms of the Facility Lease.

         6.3.9LIENS.

         The Leased Property shall at all
    times be free from any attachment,
    encumbrance, lis pendens, mechanic's or
    materialmen's lien or notice arising
    from the furnishing of materials or
    labor and, with the exception of the
    Permitted Encumbrances, all other Liens
    of any kind except to the extent the
    same is being duly contested in
    accordance with the terms of the
    Facility Lease or the terms hereof.

    Lessee shall not permit the recording of any notice of contract or mechanic's or materialmen's lien relating to construction of the Project or otherwise affecting the Leased Property except to the extent the same is being duly contested in accordance with the terms of the Facility Lease or the terms hereof. Notwithstanding the foregoing provisions of this Section 6.3.09, the existence of an attachment or lis pendens for a period not in excess of thirty (30) days shall not be deemed to be a default hereunder provided that
    (a) there shall be no cessation of
    construction of the Project, (b) a Lease
    Default has not occurred and (c) Lessee
    shall proceed promptly to cause such
    attachment or lis pendens to be removed, but Lessor shall not be obliged to make any further advance under this Agreement while such attachment or lis pendens remains outstanding, unless a bond, satisfactory to Lessor, has been posted as security for such attachment or lis pendens.

         6.3.10    BOOKS AND RECORDS.

         Lessee shall cause to be kept and
    maintained, and shall permit Lessor and
    its representatives to inspect at all
    reasonable times, accurate books of
    accounts in which complete entries will
    be made in accordance with GAAP, if
    applicable, reflecting all financial
    transactions of Lessee relating to the
    Project (showing, without limitation,
    all materials ordered and received and
    all disbursements, accounts payable and
    accounts receivable in connection with
    the construction of the Project and the
    operation of the Leased Property). Such books and records must accurately reflect that all funds advanced hereunder for construction of the
    Project have been used solely for the
    payment of obligations and expenses
    properly incurred in accordance with the Project Budget.

         6.3.11    INSPECTION OF
CONSTRUCTION.

         Lessor and its representatives
    including, without limitation, the
    Consultants, shall, at all times as long as this Agreement remains in effect, have the right to enter the Leased
    Property, upon reasonable notice to
    Lessee and at reasonable times (except
    in the event of an emergency) for the
    purpose of inspecting the Project and
    the progress of the work and materials
    thereon, and if any such inspection
    reveals that Lessee is not in compliance herewith (in its sole and absolute discretion), then Lessor shall not be obligated to make any further advances under this Agreement to Lessee.

         6.3.12    NOTICE OF DELAY.

         Lessee shall give to Lessor prompt
    written notice of any fire, explosion,
    accident, flood, storm, earthquake or
    other casualty or strike, lock out, act
    of God or interruption of the
    construction of the Project which is
    reasonably anticipated to interfere with the ability of Lessee to complete the Project by the Completion Date.

         6.3.13    BONDS.

         Performance, payment and lien
    bonds, in form and substance and
    guaranteed by sureties satisfactory to
    Lessor (in its sole and absolute
    discretion), shall be furnished to
    Lessor in connection with the
    Construction Contract in amounts at
    least equivalent to the amount of such
    contract, naming Lessor as a dual
    obligee and shall be furnished to Lessor prior to the commencement of any work pursuant to such contract.

         6.3.14    USE OF PROJECT FUNDS.

         Lessee shall utilize all advances
    by Lessor pursuant to the terms of this
    Agreement only for those items for which requisitions are permitted under this
    Agreement or for reimbursement of
    expenditures already made for items for
    which requisitions are so permitted.

    Lessee agrees to hold all advances by
    Lessor hereunder as a trust fund for the purpose of payment of the costs and expenses permitted under this Agreement.

         6.3.15   OCCUPANCY OF THE PROJECT.

         Lessee shall not permit any
    occupancy of the Project (other than
    such occupancy as is required in
    connection with the construction
    thereto) prior to (a) the substantial
    completion of that portion of the
    Project being occupied and (b) the
    issuance by the appropriate Governmental
    Authorities of a Certificate of
    Occupancy (or its equivalent) permitting the occupancy of the Project for its Primary Intended Use and, if applicable, the Other Permitted Uses. The Project shall not be deemed to have been completed unless and until constructed in accordance with this Agreement and a Certificate of Occupancy (or its equivalent) permitting the occupancy of the Project for its Primary Intended Use has been issued by the applicable
    Governmental Authorities.

7.  CONSTRUCTION ADVANCES

    7.1 CONDITIONS PRECEDENT TO FIRST
ADVANCE OF PROJECT FUNDS.

    Prior to the first advance of Project
Funds contemplated by this Agreement, and as a condition of Lessee's right to receive any of the proceeds of the Project Funds, there shall have been furnished to Lessor:

    A.  An owner's title insurance policy
         in form and substance satisfactory
         to Lessor, in its sole and absolute
         discretion, issued by a title
         insurance company or companies
         satisfactory to Lessor (the "Title
         Company") with such endorsements,
         reinsurance and/or co-insurance as
         Lessor may require, insuring
         Lessor's fee title to the Leased
         Property free from all Liens and
         without exception for (i) filed or
         unfiled mechanics' liens,
         (ii) survey matters, (iii) rights
        of parties in possession,
         (iv) environmental liens and (v)
         any other matters of any kind or
         nature whatsoever other than the
         Permitted Encumbrances (the "Title
         Policy");

    B.  Such evidence as Lessor may require
         that the use contemplated for the
         Project, and all of the
         improvements and construction
         contemplated by the Project Plans,
         comply with all applicable Legal
         Requirements, to the extent in
         force and applicable;

    C.  Insurance policies and/or
         Certificates of Insurance required
         pursuant to the terms and
         provisions of the Facility Lease;

    D.  Such evidence as Lessor may require
         to determine that the total cost of
         completion of the Project in all
         respects, including all related
         direct and indirect costs as
         previously approved by Lessor, will
         not exceed the amount set forth in
         the Project Budget;

    E.  Such evidence as Lessor may require
         that Lessee's representations and
         warranties contained herein and in
         all of the other Lease Documents
         are true and correct in every
         material respect;

    F.  Such evidence as Lessor may require
         as to the satisfaction of such of
         the terms and conditions of this
         Agreement and of the other Lease
         Documents as may by their nature be
         satisfied prior to the making of
         such advance;

    G.  Such evidence as Lessor may require
         that all outstanding Impositions
         which are due and payable as of the
         date of the First Advance
         pertaining to the Leased Property
         have been paid in full in
         accordance with the terms of the
         Facility Lease;

    H.  A current instrument survey,
         satisfactory in form and content to
         Lessor, prepared in accordance with
         the requirements set forth in
         EXHIBIT G (the "Survey") and a
         certificate substantially in the
         form of EXHIBIT H (the "Surveyor's
         Certificate"), prepared and signed
         by a surveyor licensed to do
         business in the state where the
         Leased Property is located with his
         or her seal affixed thereto;

    I.  True and correct copies of the
         Construction Contract and the
         Architect's Contract in effect with
         respect to the Project, as well as
         all receipted bills paid by Lessee
         to the General Contractor and the
         Architect for goods and/or services
         rendered with respect to the
         Project prior to the date hereof;

    J.  A certificate from an engineer
         and/or architect, registered as
         such in the state where the Leased
         Property is located, substantially
         in the form attached hereto as
         EXHIBIT H, certifying as to the
         (i) compliance of the Leased
         Property with all applicable Legal
         Requirements, (ii) the availability
         and adequacy of access/egress to
         and from the Leased Property and
         (iii) the availability and adequacy
         of sewer, drainage, water, electric
         and other utility services to the
         lot line of the Leased Property;
         together with such other assurances
         concerning the design of the
         Project as Lessor may require;

    K.  Lessor's receipt of opinions, in
         forms satisfactory to Lessor (in
         its sole and absolute discretion),
         from Lessee's counsel and the
         Guarantor's counsel, regarding (i)
         the due execution, authority and
         enforceability of the Lease
         Documents; (ii) the compliance of
         the Leased Property and the
         Project, in all material respects,
         with applicable zoning and other
        land-use Legal Requirements (except
         in such instances in which a
         satisfactory title insurance zoning
         endorsement has been issued); (iii)
         the valid issuance of the
         Certificate of Need, if applicable,
         and all other Permits required for
         the construction of the Project,
         the continuing effectiveness of
         said Certificate of Need, if
         applicable, and other Permits and
         Lessee's and Project's compliance
         therewith and (iv) such other
         matters as Lessor may reasonably
         request (collectively, the
         "Opinions");

    L.  Payment of the Leasehold
         Improvement Fee (subject, however,
         to the provisions of Section 3
         hereof);

    M.  True and correct copies of all
         Permits and Contracts relating to
         the construction and operation of
         the Project (including, without
         limitation, an unconditional
         building permit or a building
         permit which is subject only to
         such conditions as will be fully
         satisfied by the completion of the
         construction of the Project in
         accordance with the Project Plans
         and this Agreement);

    N.  Such evidence as Lessor may require
         that there has been no material
         adverse change in the financial
         condition and strength of Lessee
         and the Guarantor, and that the
         Leased Property shall have
         sustained no impairment, reduction,
         loss or damage which has not been
         fully restored and repaired, and
         that no Condemnation proceedings or
         other governmental action is or
         shall be pending against or with
         respect thereto;

    O.  Such evidence as Lessor may require
         that the General Contractor and the
         Architect maintain adequate
         insurance, as determined in
         Lessor's reasonable discretion;

    P.  True and correct copies of all
         payment, performance and completion
         bonds required pursuant to 6.3.13
         hereof;

    Q.  A fully executed Construction
         Assignment, in form and substance
         satisfactory to Lessor; and

    R.  A fully executed and authorized
         Architect's Assignment, in form and
         substance satisfactory to Lessor.

    7.2 LESSOR'S RIGHT TO ADVANCE THE
PROJECT FUNDS.

    Without at any time waiving any of
Lessor's rights hereunder, Lessor shall have the right to make the first advance of a portion of the Project Funds hereunder without the satisfaction of each and every condition precedent to Lessor's obligation to make such advance, and Lessee agrees to accept such advance as Lessor may elect to make. The making of any advance hereunder shall not constitute an approval or acceptance by Lessor of any work on the Project theretofore completed.

    7.3 SUBMISSION OF REQUESTS FOR ADVANCES
OF THE PROJECT FUNDS.

    Advances under this Agreement shall be
made not more than once each month and at
least ten (10) days before the date upon
which an advance is requested, Lessee shall
give notice to Lessor, specifying the total
advance which will be desired, accompanied
by:

    A.  Itemized requisitions for advances
         or, at Lessee's option, for
         reimbursements to Lessee for
         prepaid items, signed by Lessee,
         the Architect and the General
         Contractor on A.I.A. Forms G702,
         G702A or G703 or such other form(s)
         as Lessor may reasonably require
         (together with copies of invoices
         or receipted bills relating to
         items covered by such requisitions
         when so requested by Lessor).  All
         such requisitions shall include an
         indemnification of Lessor by the

        Architect, the General Contractor
         and Lessee, jointly and severally,
         to the extent such indemnification
         is available from the General
         Contractor and the Architect upon
         Lessee's best efforts to obtain
         such indemnification, against any
         and all claims of any
         subcontractors, laborers and
         suppliers;

    B.  A certificate executed by Lessee
         substantially in the form attached
         hereto as EXHIBIT I;

    C.  A certificate executed by the
         General Contractor substantially in
         the form attached hereto as EXHIBIT
         J;

    D.  With respect to every other Advance
         requested, a certificate executed
         by the Architect substantially in
         the form attached hereto as EXHIBIT
         K.

    E.  At Lessor's request, certificates
         executed by the Consultants in such
         form as Lessor may reasonably
         require;

    F.  To the event the Advance is not
         clearly subject to effective
         coverage, an endorsement of the
         Title Policy issued by the Title
         Company, satisfactory in form and
         substance to Lessor, redating the
         Title Policy to the date that the
         then current advance will be made,
         increasing the coverage afforded by
         the Title Policy so that the same
         shall constitute insurance in an
         amount at least equal to the sum of
         the amount of the insurance then
         existing under the Title Policy
         plus the amount of the then current
         advance of Project Funds to be
         disbursed to Lessee under this
         Agreement and subject to no
         additional exceptions other than
         the Permitted Encumbrances;

    G.  If and when reasonably requested by
         Lessor, satisfactory assurance that
         the construction of the Project has
         been performed in accordance with
         the requirements of the
         Construction Contract, the Project
         Plans, this Agreement and all of
         the other Lease Documents and has
         been inspected and found
         satisfactory by the parties hereto;

    H.  If and when reasonably requested by
         Lessor, an updated Surveyor's
         Certificate substantially in the
         form attached hereto as EXHIBIT G
         and/or updated
         Engineer's/Architect's Certificate
         substantially in the form attached
         hereto as EXHIBIT H;

    I.  If and when requested by Lessor,
         updated Opinions from Lessee's
         counsel and the Guarantor's counsel
         (in form and substance satisfactory
         to Lessor in its sole and absolute
         discretion);

    J.  If and when requested by Lessor,
         satisfactory evidence that the
         funds remaining unadvanced under
         this Agreement are sufficient for
         the payment of all related direct
         and indirect costs for the
         completion of the Project in
         accordance with the terms and
         provisions hereof.  If the evidence
         furnished shall not be satisfactory
         to Lessor, in its sole and absolute
         discretion, it shall be a condition
         to the making of any further
         advance hereunder that Lessee will
         provide Lessor with such financial
         guaranties (whether in the form of
         a bond, cash deposit, letter of
         credit or otherwise) as are
         acceptable to Lessor, in its sole
         and absolute discretion, to assure
         the completion of the construction
         of the Project in accordance with
         the Project Plans and the terms and
         conditions of this Agreement.  In
         the event that Lessor requires a
         cash deposit from Lessee, Lessee
         shall deposit with Lessor such
        funds, to be held in an interest
         bearing account with the interest
         accruing thereon to the benefit of
         Lessee, which, together with such
         unadvanced funds of the Loan, shall
         be sufficient to pay all of the
         aforesaid costs.  All funds so
         deposited with Lessor  along with
         the proceeds thereof, shall be
         disbursed prior to any further
         advance hereunder and upon
         completion of the Project any
         remaining funds so deposited or any
         unadvanced portion of the Project
         Funds, shall be remitted to Lessee;

    K.  A certification of work completed
         by the General Contractor, together
         with a statement of the payment due
         therefor;

    L.  Partial lien waivers from the
         General Contractor for all work
         theretofore performed, and from all
         other contractors and all
         subcontractors and suppliers for
         all work, the cost of which in each
         instance exceeds ONE THOUSAND
         DOLLARS ($1,000.00), which was the
         subject of a requisition in the
         immediately preceding month;

    M.  If and when reasonably requested,
         Lessee shall deliver to Lessor an
         updated Survey of the Leased
         Property, acceptable to Lessor (in
         its reasonable discretion);

    N.  Evidence satisfactory to Lessor (in
         its reasonable discretion) that all
         materials and other property
         furnished by any contractors,
         subcontractors, materialmen or
         other Persons, the cost of which
         will be paid with the proceeds of
         the advance to be made by Lessor,
         are free and clear of all Liens,
         except (a) encumbrances, if any,
         (securing indebtedness due to
         Persons whose names, addresses and
         amounts due to them are identified
         to Lessor) that shall be discharged
         upon the disbursement of the funds
         then being requested, (b) the Liens
        created by the Lease Documents and
         (c) the Permitted Encumbrances;

    O.  Such evidence as Lessor may require
         that there has been no material
         adverse change in the financial
         condition and strength of Lessee
         and the Guarantor, and that the
         Leased Property shall have
         sustained no impairment, reduction,
         loss or damage which has not been
         fully restored and repaired and
         that no condemnation is or shall be
         pending against or with respect
         thereto; and

    P.  Prior to the first advance which
         includes amounts to be expended on
         the construction or equipping of
         the Improvements, Lessee shall, to
         the extent not previously delivered
         to Lessor, submit to Lessor true
         and correct copies of (i) the
         Project Budget, (ii) the Project
         Plans, (iii) the Schedules and (iv)
         the Construction Contract, each of
         which shall be in form and content
         satisfactory to Lessor (in its sole
         and absolute discretion);

    Lessee hereby designates Clark Claypool
as Lessee's construction representative with authority to approve requisitions and to execute certificates to be delivered pursuant to Section 13.3B on behalf of Lessee.

    7.4 ADVANCES BY WIRE TRANSFER.

    All advances hereunder shall be made by
wire transfer of funds into a bank account maintained by either Lessee or an authorized agent of Lessee.

    7.5 CONDITIONS PRECEDENT TO ALL
ADVANCES.

    A.  Advances hereunder shall be made
         solely for the payment of the costs
         and expenses incurred by Lessee
         directly in connection with the
         construction of the Project,
         consistent with the Project Budget,
         which are required to be paid out-
         of-pocket to all other Persons or
         to reimburse Lessee for out-of-
        pocket costs incurred by it
         pursuant to the Project Budget.  No
         funds advanced by Lessor shall be
         utilized for any purpose other than
         as specified herein and none of the
         Project Funds shall be paid over to
         any officer, stockholder or
         employee of any member of the
         Leasing Group or to any of the
         Persons collectively constituting
         any member of the Leasing Group or
         those holding a beneficial interest
         in any member of the Leasing Group,
         or any employee thereof, except to
         the extent funds are used to pay
         compensation to an employee for and
         with respect to activity of such
         employee in construction of the
         Project.

    B.  The amount of each requisition
         shall represent (i) the cost of the
         work completed on the Project as of
         the date of such requisition, which
         has not been paid for under prior
         requisitions, (ii) the cost of all
         equipment, fixtures and furnishings
         included within the Project Budget
         approved by Lessor, which has not
         been paid for under prior
         requisitions, but not incorporated
         into any contract and which have
         been delivered to the Leased
         Property for incorporation into the
         Project; provided that, in Lessor's
         judgment, such materials are
         suitably stored, secured and
         insured and that Lessee can furnish
         Lessor with evidence satisfactory
         to Lessor of Lessee's unencumbered
         title thereto and (iii) approved
         soft costs, which have not been
         paid for under prior requisitions.

    C.  All requisitions for the first
         fifty percent (50%) of the Project
         Funds shall be subject to a ten
         percent (10%) retainage for the
         completion of the Project, and no
         retainage shall be required with
         respect to all requisitions
         thereafter.  It is understood that
         such retainage is intended to
         provide a contingency fund to
         assure that the construction of the

        Project shall be fully completed in
         accordance with the Project Plans
         and the terms and provisions of
         this Agreement.  All amounts so
         withheld shall be disbursed after
         (i) construction of the Project has
         been fully completed in accordance
         with the Project Plans and the
         terms and provisions of this
         Agreement, (ii) all of the items
         set forth in Section 7.6 hereof
         have been delivered to Lessor and
         (iii) the expiration of the period
         during which liens may be perfected
         with respect to any work performed
         or labor or materials supplied in
         connection with the construction of
         the Project or the receipt of such
         evidence as may be required to
         assure Lessor that no claim may
         thereafter arise with respect to
         any work performed or labor or
         materials supplied in connection
         with the construction of the
         Project.

    D.  At the time of each advance, no
         event which constitutes, or which,
         with notice or lapse of time, or
         both, would constitute, a Lease
         Default shall have occurred and be
         continuing.

    E.  Without at any time waiving any of
         Lessor's rights under this
         Agreement, Lessor shall always have
         the right to make an advance
         hereunder without satisfaction of
         each and every condition upon
         Lessor's obligation to make an
         advance under this Agreement, and
         Lessee agrees to accept any advance
         which Lessor may elect to make
         under this Agreement.
         Notwithstanding the foregoing,
         Lessor shall have the right,
         notwithstanding a waiver relative
         to the first advance or any
         subsequent advance hereunder, to
         refuse to make any and all
         subsequent advances under this
         Agreement until each and every
         condition set forth in this Section
         has been satisfied.  The making of
         any advance hereunder shall not
        constitute an approval or
         acceptance by Lessor of any work on
         the Project theretofore completed.

    F.  If, while this Agreement is in
         effect, a claim is made that the
         Project does not comply with any
         Legal Requirement or an action is
         instituted before any Governmental
         Authority with jurisdiction over
         the Leased Property or Lessee in
         which a claim is made as to whether
         the Project does so comply, Lessor
         shall have the right to defer any
         advance of Project Funds which
         Lessor would otherwise be obligated
         to make until such time as any such
         claim is finally disposed of
         favorably to the position of
         Lessee, without any obligation on
         the part of Lessor to make a
         determination of, or judgment on,
         the merits of any such claim.  For
         the purposes of the foregoing
         sentence, the term "claim" shall
         mean an assertion by any
         Governmental Authority or Person as
         to which, in each case, Lessor has
         made a good faith determination
         that the assertion may properly be
         made by the party asserting the
         same, that the assertion, on its
         face, is not without foundation and
         that the interests of Lessor
         require that the assertion be
         treated as presenting a bona fide
         risk of liability or adverse effect
         on the Project.

         If any such proceeding is not
         favorably resolved within thirty
         (30) days after the commencement
         thereof, Lessor shall also have the
         right, at its option, to treat the
         commencement of such action as a
         Lease Default, for which Lessor
         shall have all rights herein
         specified for a Lease Default.  As
         aforesaid, Lessor shall have no
         obligation to make a determination
         with reference to the merits of any
         such claim.  No waiver of the
         foregoing right shall be implied
         from any forbearance by Lessor in
         making such election or any
         continuation by Lessor in making
         advances under this Agreement.

         In all events, Lessee agrees to
         notify Lessor forthwith upon
         learning of the assertion of any
         such claim or the commencement of
         any such proceedings.

    G.  It is contemplated that all
         advances of the Project Funds made
         by Lessor to Lessee will be
         pursuant to this Agreement.

    H.  No inspections or any approvals of
         the Project during or after
         construction shall constitute a
         warranty or representation by
         Lessor or any of the Consultants as
         to the technical sufficiency,
         adequacy or safety of any structure
         or any of its component parts,
         including, without limitation, any
         fixtures, equipment or furnishings,
         or as to the subsoil conditions or
         any other physical condition or
         feature pertaining to the Leased
         Property.  All acts, including any
         failure to act, relating to the
         Leased Property by any agent,
         representative or designee of
         Lessor (including, without
         limitation, the Consultants) are
         performed solely for the benefit of
         Lessor to assure the payment and
         performance of the Obligations and
         are not for the benefit of Lessee
         or the benefit of any other Person.

    7.6 COMPLETION OF THE PROJECT.

    Upon the completion of the construction
of the Project in accordance with the Project
Plans and the terms and provisions of this Agreement, Lessee shall provide Lessor with
(A) true, correct and complete copies of (i) a final unconditional Certificate of
Occupancy (or its equivalent) issued by the appropriate governmental authorities, permitting the occupancy and use of the Project for its Primary Intended Use and (ii) all Permits issued by the appropriate
Governmental Authorities which are necessary in order to operate the Project as a fully-licensed assisted living facility, (B) a certification from the Architect or the Consultants stating that the Project was completed in accordance with the Project
Plans, (C) an updated Survey of the Leased
Property, acceptable to Lessor (in its sole and absolute discretion), (D) updated
Opinions and (E) such other items relating to the operation and/or construction of the Project as may be reasonably requested by Lessor.

8.  LESSOR'S RIGHT TO MAKE PAYMENTS AND TAKE
OTHER ACTION

    Lessor may, after ten (10) Business
Days' prior notice to Lessee of its intention so to do (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), unless
Lessee demonstrates the same has already been paid, pay any sums due or claimed to be due for labor or materials furnished in connection with the ownership, construction, development, maintenance, management, repair, use or operation of the Leased Property, and any other sums which in the reasonable opinion of Lessor, or its attorneys, it is expedient to pay, and may take such other and further action which in the reasonable opinion of Lessor is reasonably necessary in order to secure (A) the completion of the Project in accordance with the Project Plans and the terms and conditions of this Agreement, (B) the protection and priority of the security interests granted to Lessor pursuant to the Lease Documents and (C) the performance of all obligations under the Lease Documents. Lessor, in its sole and absolute discretion, may charge any such payments against any advance that may otherwise be due hereunder to Lessee or may otherwise collect such amounts from Lessee, and Lessee agrees to repay to Lessor all such amounts, which may exceed the line item amount therefor in the Project Budget. Any amount which is not so charged against advances due hereunder and all costs and expenses reasonably incurred by Lessor in connection therewith (including, without limitation, attorneys' fees and expenses and court costs) shall be a demand obligation of Lessee and, to the extent permitted by applicable law, shall be added to the Lease
Obligations and secured by the Liens created by the Lease Documents, as fully and effectively and with the same priority as every other obligation of Lessee thereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted under applicable law, bear interest at the Overdue Rate until the date of payment.

    If Lessee fails to observe or cause to
be observed any of the provisions of this Agreement and such failure continues beyond any applicable notice or cure period provided for under this Agreement, Lessor or a lawfully appointed receiver of the Leased
Property, at their respective options, from time to time may perform, or cause to be performed, any and all repairs and such other work as they deem necessary to bring the Leased Property into compliance with the provisions of this Agreement may enter upon the Leased Property for any of the foregoing purposes, and Lessee hereby waives any claim against Lessor or such receiver arising out of such entry or out of any other act carried out pursuant to this Section. All amounts so expended or incurred by Lessor and by such receiver and all costs and expenses reasonably incurred in connection therewith
(including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of Lessee to Lessor or such receiver, and, to the extent permitted by law, shall be added to the Obligations and shall be secured by the Liens created by the Lease Documents as fully and effectively and with the same priority as every other obligation of Lessee secured thereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment.

9.  INSURANCE; CASUALTY; TAKING

    9.1 GENERAL INSURANCE REQUIREMENTS.

    Lessee shall at its sole cost and
expense keep the Leased Property and the business operations conducted thereon insured as required under the Facility Lease.

    9.2.FIRE OR OTHER CASUALTY OR
CONDEMNATION.

    In the event of any damage or
destruction to the Leased Property by reason of fire or other hazard or casualty (a
"Casualty") or a taking by power of eminent domain or conveyance in lieu thereof of all or any portion of the Leased Property (a
"Condemnation"), Lessee shall give immediate written notice thereof to Lessor and comply with the provisions of the Facility Lease governing Casualties and Condemnations.

10. EVENTS OF DEFAULT

    Each of the following shall constitute
an "Event of Default" hereunder and shall entitle Lessor to exercise its remedies hereunder and under any of the other Lease
Documents:

    A.  any failure of Lessee to pay any
         amount due hereunder or under any
         of the other Lease Documents within
         ten (10) days following the date
         when such payment was due;

    B.  any failure in the observance or
         performance of any other covenant,
         term, condition or warranty
         provided in this Agreement or any
         of the other Lease Documents, other
         than the payment of any monetary
         obligation and other than as
         specified in subsections (C)
         through (F) below (referred to
         herein as a "Failure to Perform"),
         continuing for thirty (30) days
         after the giving of notice by
         Lessor to Lessee specifying the
         nature of the Failure to Perform;
         except as to matters not
         susceptible to cure within thirty
         (30) days, provided that with
         respect to such matters, (i) Lessee
         commences the cure thereof within
         thirty (30) days after the giving
         of such notice by Lessor to Lessee,
         (ii) Lessee continuously prosecutes
         such cure to completion, (iii) such
         cure is completed within one
         hundred twenty (120) days after the
         giving of such notice by Lessor to

        Lessee and (iv) such Failure to
         Perform does not impair Lessor's
         rights with respect to the Leased
         Property or otherwise impair the
         Collateral or Lessor's security
         interest therein;

    C.  the occurrence of any default or
         breach of condition continuing
         beyond the expiration of the
         applicable notice and grace
         periods, if any, under any of the
         other Lease Documents;

    D.  if any representation, warranty or
         statement contained herein or in
         any of the other Lease Documents
         proves to be untrue in any material
         respect as of the date when made or
         at any time during the Term if such
         representation or warranty is a
         continuing representation or
         warranty pursuant to Section 6.2;

    E.  except as a result of any Casualty
         or a partial or complete
         Condemnation, if a suspension of
         any work in connection with the
         construction of the Project occurs
         for a period in excess of ten (10)
         Business Days, irrespective of the
         cause thereof, provided that Lessee
         shall not be deemed to be in
         default under this Subsection if
         such suspension is for
         circumstances not reasonably within
         its control, but only if Lessor, in
         its sole and absolute discretion,
         shall determine that such
         suspension shall not create any
         risk that the construction of the
         Project will not be completed (in
         accordance with the Project Plans
         and the terms and conditions of
         this Agreement) on or before the
         Completion Date; and

    F.  if construction of the Project
         shall not be completed in
         accordance with the Project Plans
         and this Agreement (including,
         without limitation, satisfaction of
         the conditions set forth in Section
         7.6) on or before the Completion
         Date.

11. REMEDIES IN EVENT OF DEFAULT

    Upon the occurrence of an Event of
Default, at the option of Lessor, which may be exercised at any time after an Event of Default shall have occurred, Lessor shall have all rights and remedies available to it, at law or in equity, including, without limitation, all of the rights and remedies under the Facility Lease and the other Lease
Documents. Subject to the requirements of applicable law, all materials at that time on or near the Leased Property which are the property of Lessee and which are to be used in connection with the completion of the Project shall be subject to the Liens created by the Lease Documents.

    In addition to, and without limitation
of, the foregoing, Lessor is authorized to charge all money expended for completion of the Project against sums hereunder which have not already been advanced (even if the aggregate amount of such sums expended and all amounts previously advanced hereunder exceed the amount of the Project Funds which Lessor has agreed to advance hereunder); and Lessee agrees to pay to Lessor Rent under the Facility Lease (calculated, in part, thereunder based upon all sums advanced hereunder, including, without limitation, all sums expended in good faith by Lessor in connection with the completion of the Project), and, in addition thereto, Lessee agrees to pay to Lessor (as Rent under the Facility Lease), for services in connection with said completion of the Project, such additional sums as shall compensate Lessor for the time and effort Lessor and its employees shall have expended in connection therewith. Lessor is authorized, but not obligated in any event, to do all such things in connection with the construction of the Project as Lessor, in its sole and absolute discretion, may deem advisable, including, without limitation, the right to make any payments with respect to any obligation of Lessee to Lessor or to any other Person in connection with the completion of construction of the Project and to make additions and changes in the Project Plans, to employ contractors, subcontractors and agents and to take any and all such action, either in Lessor's own name or in the name of Lessee, and Lessee hereby grants Lessor an irrevocable power of attorney to act in its name in connection with the foregoing. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which Lessee may suffer and shall survive the same. The power of attorney conferred on Lessor by the provisions of this Section 11 is provided solely to protect the interests of Lessor and shall not impose any duty on Lessor to exercise any such power and neither Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct. In the event that Lessor takes possession of the Leased Property and assumes control of the Project as aforesaid, it shall not be obligated to continue the construction of the Project and/or the operation of the Project for any period of time longer than Lessor shall see fit (in its sole and absolute discretion), and Lessor may thereafter, at any time, abandon its efforts and refuse to make further payments for the account of Lessee, whether or not the Project has been completed.

    In addition, at Lessor's option and
without demand, notice or protest, the
occurrence of any Event of Default shall also constitute a default under any one or more of the Related Party Agreements.

12. GENERAL

    The provisions set forth in Article 23
and Sections 2.2, 16.8 through 16.10, 24.2 through 24.6, and 24.8 through 24.12 of the Facility Lease are hereby incorporated by reference, mutatis, mutandis, and shall be applicable to this Agreement as if set forth in full herein.

    This Agreement, the other Lease
Documents and the other Lease Documents set forth the entire agreement of the parties with respect to the subject matter and shall supersede in all respect the Letter of Intent.

13. LEASE PROVISIONS PARAMOUNT

    In the event of a conflict between the
provisions hereof and the provisions of the Facility Lease, the provisions of the Facility Lease are paramount.


     [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto
have executed this Agreement under seal on the day and year first above written.

LESSEE:
EMERITUS PROPERTIES I, INC.

By: /s/ Raymond R. Brandstrom
   ---------------------------
   Name: Raymond R. Brandstrom
   Title: President


LESSOR:

MEDITRUST ACQUISITION
CORPORATION I, a Massachusetts
corporation

By: /s/ Michael S. Benjamin,
    -----------------------------
   Name: Michael S. Benjamin, ESQ.
   Title: Senior Vice President